UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 12, 2010

METROPCS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas		75082
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-570-5800

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 12, 2010, MetroPCS Communications, Inc. (the “Company”) issued two press releases, one press release announcing the introduction of the Company’s Wireless for AllSM nationwide service plans with no hidden taxes or regulatory fees beginning January 12, 2010 and a second press release announcing the Company’s selected subscriber information for the three months ended December 31, 2009.

A copy of each of the Company’s press releases is attached as Exhibit 99.1 and Exhibit 99.2.

The information contained in this report will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release, dated January 12, 2010, entitled “MetroPCS Introduces Wireless for AllSM Nationwide Service Plans with No Hidden Taxes or Regulatory Fees”

99.2	—	Press release, dated January 12, 2010, entitled “MetroPCS Releases Fourth Quarter 2009 Subscriber Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: January 11, 2010	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President
and Chief Financial Officer